                                                                   Exhibit 10.50

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                        OPTION TO PURCHASE COMMON STOCK
                                       OF
                                PLUG POWER INC.

     1.   General Provisions. FOR VALUE RECEIVED, on and after the Commencement
          ------------------
Date, and subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from Plug Power Inc., a Delaware corporation (the "Company"), at any time before 6:00 p.m. New York time on August 21, 2006 (the "Termination Date"), at a price per share equal to $15.00 (subject to adjustment as provided herein) (the "Exercise Price"), 725,000 shares of the Company's $.01 par value common stock (subject to adjustment as provided herein) (the "Option Stock") upon exercise of this Option pursuant to Section 6 hereof.

     2.   Definitions. As used in this Option, the following terms shall have
          -----------
the definitions ascribed to them below:

          (a) "Affiliate" means any person or entity which controls, is controlled by, or which is under common control with another person or entity.

          (b) "Change of Control" shall mean any of the following with respect to the Company whether resulting from one transaction of a series of related transactions: (i) the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) of 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the outstanding common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally; (ii) a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally of the Company or the surviving or resulting entity (as the case may be); (iii) a complete liquidation or dissolution of the Company; or (iv) a sale of all or substantially all of the Company 's assets.

          (c)  "Commencement Date" shall mean August 21, 2001.

          (d) "Dispose," "Disposing," or "Disposition" means a sale, assignment, transfer, exchange, mortgage, pledge, grant of a security interest, or other disposition or encumbrance (including, without limitation, by operation of law).

          (e) "Holder" shall mean GE Power Systems Equities, Inc. or any permitted assignee hereunder.

          (f) "Securities" shall mean the $.01 par value common stock of the Company and any other securities into which or for which any of the securities described in this paragraph may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, or other like transaction.

     3.   Adjustments and Notices. The Exercise Price and Option Stock shall be
          -----------------------
subject to adjustment from time to time in accordance with the following provisions:

          (a)  Subdivision, Stock Dividends or Combinations. In case the
               --------------------------------------------
Company shall at any time split or subdivide the outstanding shares of Securities or shall issue a stock dividend with respect to the Securities resulting in the issuance of additional Securities, the number of shares of Option Stock for which this Option is exercisable immediately prior to such event shall be proportionally increased and the Exercise Price in effect immediately prior to such event shall be proportionately decreased. In case the Company shall at any time combine the outstanding shares of Securities, the number of Shares of Option Stock for which this Option is exercisable immediately prior to such event shall be proportionally decreased and the Exercise Price in effect immediately prior to such event shall be proportionately increased. Such adjustments shall take effect at the close of business on the date of any such subdivision, dividend or combination, as the case may be.

          (b)  Reclassification, Exchange, Substitution, In-Kind Distribution.
               --------------------------------------------------------------
Upon any reclassification, exchange, substitution, capital reorganization of the Company, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Option or upon the payment of a dividend in securities or property other than Securities, the Holder shall be entitled to receive, upon exercise of this Option, the number and kind of securities and property that Holder would have received for the Securities if this Option had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new Option for such new securities or other property. The new Option shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Option. The provisions of this Section 3.b shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

          (c)  Reorganization, Merger etc.
               --------------------------

               (i) If at any time prior to the Termination Date the Company proposes to merge or consolidate the Company into or with another corporation where the Company is not the surviving corporation and in which the holders of Securities would receive consideration other than cash or freely tradeable registered shares of a publicly traded company, the Company will require, as a condition to the consummation of such transaction, that the acquiring company issue to Holder a replacement Option for securities of the acquiring company on terms as nearly identical as possible to those under this Option, and in such event the Option shall terminate upon the issuance of such replacement option.

               (ii) If at any time prior to the Termination Date the Company proposes to undertake a Change of Control transaction, merge or consolidate the Company into or with another corporation, sell all or substantially all of the assets of the Company, engage in a share exchange or tender offer transaction, or liquidate, dissolve or wind up the Company, whether voluntarily or involuntarily, then the Company shall give the Holder at least twenty (20) days notice of the proposed effective date of the transaction.

          (d)  No Impairment. The Company shall not, by amendment of its
               -------------
Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Option by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment.

          (e)  Notice. Upon any adjustment of the Exercise Price and any
               ------
increase or decrease in the number of shares of the Securities purchasable upon the exercise of this Option, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Option at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

          (f)  Fractional Shares. No fractional shares shall be issuable upon
               -----------------
exercise of the Option and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise of the Option, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

     4.   No Shareholder Rights. This Option, by itself, as distinguished from
          ---------------------
any shares of Option Stock purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

     5.   Reservation of Stock; Taxes.
          ---------------------------

          (a) The Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Option Stock upon the exercise of this Option. Issuance of this Option shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Option Stock issuable upon the exercise of this Option.

          (b) The Company covenants that all shares of Option Stock that may be issued upon the exercise of rights represented by this Option will, upon exercise, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall pay any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing shares of Option Stock issued hereunder. Notwithstanding the foregoing, the Company shall not be responsible for the payment of any taxes on the income of Holder.

     6.   Exercise of Option. This Option may be exercised in whole or in part
          ------------------
by the Holder, at any time after the Commencement Date, by the surrender of this Option, together with the Notice of Exercise in the form attached hereto as Exhibit A, duly completed and delivered to the principal office of the Company, accompanied by payment in full of the Exercise Price in cash or by check with respect to the shares of Option Stock being purchased. This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Option Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Option Stock issuable upon such exercise, together with a replacement Option in the event this Option is exercised for less than all of the Option Stock.

     7.   Legend. Upon exercise of this Option prior to the registration
          ------
pursuant to the Securities Act of 1933, as amended (the "1933 Act") of the Option Stock underlying the Option, all shares of Option Stock shall bear an appropriate legend noting that such shares are restricted securities.

     8.   Transfer of Option. Neither this Option nor the related Option Stock
          ------------------
may be transferred except (i) pursuant to an effective registration statement under the 1933 Act, or (ii) pursuant to any available exemption from registration.

     9.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to the Holder as follows:

          (a)  Authority. The Company has all requisite corporate power and
               ---------
authority to grant this Option, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All necessary corporate action has been taken by and on behalf of the Company with respect to the execution, delivery, and performance by the Company of this Option and the consummation of the transactions contemplated hereby. This Option has been duly and validly authorized, executed and delivered by the Company, and, assuming this Option constitutes a valid and binding obligation of the Holder, constitutes legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its terms.

          (b)  SEC Filings. Since becoming subject to the periodic reporting
               -----------
requirements of the Exchange Act, the Company has made all required filings pursuant to the rules and regulations promulgated thereunder. All such filings and all filings made under the 1933 Act or if such filings were amended, such amended filings, complied in all material respects with the Exchange Act and the 1933 Act, as applicable, and the rules and regulations promulgated thereunder, as of the date filed (or amended) with the Securities and Exchange Commission (the "SEC"). Such filings did not and do not contain any untrue statement or omission of material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company understands and acknowledges that the Holder has relied on such filings in making its investment in the Option under this Agreement, and agrees that the Holder has the right to rely on such filings without regard to any other diligence on or information about the Company that the Holder may have.

          (c)  Financial Statements. As of their respective dates, the financial
               --------------------
statements of the Company, together with related notes and schedules, included in all of its filings made pursuant to the Exchange Act or the 1933 Act complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements and related notes and schedules have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the period involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and its results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     10.  Lost, Stolen, Mutilated or Destroyed Option. Upon receipt of evidence
          -------------------------------------------
reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Option, and in case of loss, theft or destruction, upon the agreement of the Holder to indemnify the Company, or in the case of mutilation, upon surrender and cancellation of this Option, the Company shall issue a new Option of like denomination and tenor as the Option so lost, stolen, mutilated or destroyed. Any such new Option shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Option shall be at any time enforceable by anyone.

     11.  Registration Rights. The Option Stock shall be deemed to be "GEFCS
          -------------------
Shares" referred to in, and accordingly defined as "Registrable Securities" for all purposes of, that certain Registration Rights Agreement dated as of November 3, 1999, by and among the Company and GE On-Site Power, Inc. (now known as GE MicroGen, Inc., whose rights and obligations thereunder have been assigned to and assumed by the Holder), as amended by the First Amendment to Registration Rights Agreement dated July, 25, 2001, and shall be the subject of all rights for registration for the resale of the GEFCS Shares described in that agreement.

     12.  Applicable Law. This Option shall be governed by and construed in
          --------------
accordance with the internal laws of the State of Delaware, without regard to such state's principles of conflicts of laws.

     13.  Successors and Assigns. Subject to the provisions hereof, this Option
          ----------------------
and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Company and the successors and assigns of Holder. The provisions of this Option are intended to be for the benefit of all Holders from time to time of this Option and shall be enforceable by any such Holder.

     14.  Miscellaneous. The headings in this Option are for purposes of
          -------------
convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Option nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Option. All notices and other communications from the Company to the Holder of this Option shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Option who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

     ISSUED: August ____, 2001

                                            PLUG POWER INC.

                                            By:__________________________
                                            Name:________________________
                                            Its:_________________________

                              NOTICE OF EXERCISE

     TO:  PLUG POWER INC.

     1. The undersigned hereby elects to purchase ________________________ shares of the Option Stock of PLUG POWER INC. pursuant to the terms of the attached Option number _______, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of Option Stock in the name of the undersigned or in such other name as is specified below:

                      ____________________________________
                                     (Name)

                      ____________________________________
                                    (Address)

____________________________                      ______________________________
(Date)                                            (Name of Option Holder)

                                                  By:___________________________

                                                  Title:________________________